PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity III

Supplement to Prospectus Dated May 1, 2018

Supplement dated November 30, 2018

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update expense information, the investment objective/policy, and sub-adviser descriptions associated with the PGIM Balanced Fund.

PROSPECTUS CHANGES

1.	Part I – Summary – Prudential Retirement Security Annuity III Prospectus

Under the sub-section entitled “Summary of Contract Charges and Expenses” we are replacing the tables entitled “Total Annual Underlying Mutual Fund Operating Expenses” and “Underlying Mutual Fund Portfolio Annual Expenses” with the following:

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.88%	28.85%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in percentage points)
	Management Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Annual Portfolio Operating Expenses
PGIM Balanced Fund (Class Z) [6]	0.65%	0.23%	0.00%	0.88%
PGIM 60/40 Allocation Fund (Class R6) [7]	0.02%	28.45%	0.38%	28.85%

6    The manager has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
7    The manager has contractually agreed, through November 30, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2019 without the prior approval of the Fund’s Board of Trustees.

2.	Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 2: What Investment Options Can I Choose?

Under the sub-section entitled “Variable Investment Options” we are replacing the table for the PGIM Balanced Fund with the following:

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISERS
Prudential Investment Portfolios, Inc.

MODERATE ALLOCATION
PGIM Balanced Fund*

The investment objective of the fund is to seek income and long-term growth of capital. The fund seeks to achieve its investment objective by investing in a portfolio of equity, fixed-income and money market securities that is actively managed to capitalize on opportunities created by perceived misvaluation. Normally the fund will invest 45% to 70% of its total assets in equity and equity-related securities, including real estate investment trusts (REITs). Equity and equity-related securities in which the fund primarily invests are common stocks and stock index futures. The fund may invest up to 15% of its total assets in equity-related securities of small companies. QMA considers small cap stocks to include those in the Russell 2000 Index. Under normal circumstances, 30% to 55% of the fund’s total assets are invested in fixed-income securities. The fund may invest up to 35% of its total assets in non-US securities.

ADVISER: PGIM Investments LLC SUB-ADVISER: Quantitative Management Associates LLC (Asset Allocation and Equity Subadviser) PGIM Fixed Income (Fixed Income Subadviser)

3.	Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity III?

We are replacing the sub-section entitled “Underlying Mutual Fund Fees” with the following:

When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund (prior to June 11, 2018, the PGIM Balanced Fund was known as the Prudential Balanced Fund) is 0.88% annually. Without regard to expense caps, the total fees and operating expenses of the PGIM 60/40 Allocation Fund (prior to June 11, 2018, the PGIM 60/40 Allocation Fund was known as the Prudential 60/40 Allocation Fund), is 28.85% annually. For additional information about fund fees, please consult the fund prospectus.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2018-PROSUPP-6-PRSA III